



China Precision Steel, Inc.

Susquehanna International Group Presentation

Beijing Management Summit 2008

September 2008

Daniel Carlson, Director, China Precision Steel

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, regulatory changes in China and the U.S., and other information detailed from time to time in the China Precision Steel filings and future filings with the United States Securities and Exchange Commission.

The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

dc1

Equity Snapshot

Listed on the NASDAQ	
Symbol:	CPSL
Price (09/08/08):	$4.58
Market Cap:	$210.2 M
Shares Outstanding:	45.9 M
Revenues (YE08):	$87.7 M
Gross Profit (YE08):	$22.5 M
Fiscal Year Ends:	June 30
Auditors:	Moore Stephens
Legal:	Thelen Reid

Investment Highlights



- Rapidly growing *precision steel* niche segment
- Growing opportunity in an import dependent market
- Developing leading brand in China
- Expanding manufacturing capacity
- Experienced management team
- Expanding to international markets
- Patent protected technology

Key Accomplishments



June 24, 2008: Awarded Technological Achievements Certifications by Shanghai Municipal Office for high-strength cold-rolled steel strip products

June 27, 2008: China Precision Steel joins Russell 3000 Index and Russell Global Index

Nov 6, 2007: China Precision Steel successfully completes $47.9 Million Financing

Dec 29, 2006: Began trading on NASDAQ under ticker CPSL

Oct 2006: Commenced production from 1400mm cold rolling mill of the new facility

Sept 2005: Laid foundation for phase II new facility consisting two cold rolling mills of width 1400 mm and 1700 mm

June 2004: Became a wholly-foreign owned enterprise ("WFOE")

Feb 2003: Commenced production of cold rolled steel products

July 2002: Shanghai Chengtong Precision Strip Co., Ltd established in Shanghai as a sino-foreign JV

Corporate Overview

China Precision Steel is a niche precision steel processing company that processes highly specialized precision, ultra-thin and high strength (7.5 mm to 0.03 mm) cold-rolled steel products

- Utilizes patented systems and high technology reduction processing procedures to produce precision steel coils and sheets in customized thicknesses
- Exclusive rights to commercialization of technology
- One-half reduction on the enterprise income tax through 1H2009
- 20,000 square meters production facilities in Shanghai
- 283 employees
- Headquarters: Sheung Wan, Hong Kong



Hot Roll & Cold Roll Technology

Higher Value Add

Slabs => raw material for Hot-Rolling Mills

Hot-Rolling ("HR")

- Hot-rolled products include hot-rolled steel strips and hot-rolled sheets cut from the strips, all of which were manufactured by the hot strip mill
- Main usage: auto, home structures, pipes, home appliances

Cold-Rolled Coils ("CRC") are manufactured by additional processing of Hot-Rolled Coils ("HRC")

Cold-Rolling ("CR")

- Created with further processing of hot-rolled products, CRC steel has better strength, drawability, formability, paintability
- Higher value add, higher tech content, higher precision
- Production lines are expensive and mostly imported
- Main usages: home appliances, autos, packaging, exterior construction materials

Specialty Steel Products

- Ultra-thin and high-strength cold-rolled precision steel strips ranging from 7.5 mm to 0.03 mm
- 40 different types of precision steel products and
- Over one hundred specifications

Product Category	Gross Margins	Applications
❖ Low carbon cold-rolled steel Thickness: 0.03 to 7.5 mm	10% - 30%	Food packaging, steel roofing, kitchen tools, drawer slide rails
❖ High carbon cold-rolled steel Thickness: 0.5 to 7.5 mm	20% - 40%	Automobile components, saw blades, weaving needles, springs





Revenue by Product Line



Other
11%
High Carbon
43%
Low Carbon
46%
High Carbon
Low Carbon
Other

Nine Months 2008



Other
0%
Low Carbon
44%
High Carbon
56%
High Carbon
Low Carbon
Other

Nine Months 2007

Low Carbon Steel Series



NESCAFE
NESCAFE
NESCAFE
Coffee mate
Coffee mate
EIGHT O'CLOCK
MAXX
MAXX
MAXX
MAXX
X.O

Food Packaging



Home Appliances



10/04/2006

Steel Roofs

High Carbon Steel Series



Clutch



Plane Friction Disk



Saw



Knives



Weaving needle

- Automobile Components
- Grinding Pieces
- Saw Blades
- Weaving Needles
- Bearing Springs
- Mechanical Components

International Quality Control Standards

- Accreditation of the International Organization for Standardization ("ISO") Technical Standards ("TS") 16949 in 2004
- ISO Technical Specifications are compatible with global automotive industry quality system standards
  - American (QS-9000)
  - German (VDA6.1)
  - French (EAQF)
  - Italian (AVSQ)



ISO/TS 16949
American (QS-9000)
German (VDA6.1)
French (EAQF)
Italian (AVSQ)

Precision Steel Industry in China

- Precision steel segment in China is estimated to be growing at over 20% annually vs. GDP growth of around 9% in China
- High-end precision steel market is estimated at around 2.5-3.0 million tons
- Approximately 85%, or 2.1-2.6 million tons, is imported from
  - Korea
  - Japan
  - Europe and
  - United States



Growth Drivers

- China's booming economy and growing exports support increasing nationwide demand for:
  - Automobile parts
  - Saw blades
  - Weaving needles
  - Microelectronics
  - Packing and containers



- Domestic market for cold-rolled steel sheets is estimated at 20 million tons
- Chinese production is less than 15% of domestic demand
- Imports = 85% - 90% of total demand

Hot Rolled Sheet and Cold Rolled Sheet Production in China

(in million tons)



68.2
51.9
36.4
25.1
26.1
16.2
19.2
16.7
10.3
12.5
11.5
12.9
2001
2002
2003
2004
2005
2006
HR Sheet Production
CR Sheet Production

Cold Rolled Production has lagged behind Hot Rolled

Data Source: Mysteel, CBI China

Hot Rolled and Cold Rolled Steel Imports in China

(in million tons)



12
6
0
2.6
5.5
3.9
7.0
9.9
9.7
6.8
6.8
6.0
7.5
3.5
4.5
2001
2002
2003
2004
2005
2006
Hot Rolled
Cold Rolled

…has led to a decline in imported cold-rolled steel.

Exported Hot Rolled and Cold Rolled Steel



(in million tons)
9
6
3
0
0.7
0.3
1.0
0.2
1.1
0.2
3.4
0.6
4.0
0.7
8.6
2.0
2001
2002
2003
2004
2005
2006
Hot Rolled
Cold Rolled

Increased domestic production of cold-rolled steel has led to a rise in exports.

Hot Rolled and Cold-Roll Steel Average Price


(RMB/Tonne)
7500
7000
6500
6000
5500
5000
4500
4000
3500
3000
Jan/07
Mar/07
May/07
Jul/07
Sep/07
Nov/07
Jan/08
Mar/08
May/08
CR
HR

Cold-rolled steel prices maintain a consistent premium to hot-rolled steel

HR Specification: 5.5mm-1500°C *CR Specification: 10mm-1250°C*

Data Source: CBI China

Business Strategy

- Take commodity steel and *create premium specialty precision steel*
- Focus on *niche markets* with *sustainable margins*
- High value products allows raw material *price fluctuations* to be *passed on to customers*
- Expand manufacturing capacity
- Higher average selling price on new capacity yields *higher profit margin*
- Building highly competitive *national leading brand*
- Further expand into *international markets*
- Leverage *China's lower operating cost base* while meeting international production standards



Continued Capacity Expansion





3 cold-rolling mills

1100 mm width 100,000 tons capacity	1400 mm width 150,000 tons capacity	1700 mm width 150,000 tons capacity
Operating at full capacity of 70,000 tons (complex products)	Ramping up to Full Capacity by year end 2009	Commencing Operation Summer 2009

Ultra-thin, Cold-rolled Precision Steel

- Niche segment with only a few competitors
  - Domestic Competitors
    - Longteng Precision Strip
    - Chaoyang
  - International Competitors
    - Shinwoo in Korea



- Key Differentiators
  - ❖ Low labor cost
  - ❖ Expertise and specialized equipment
  - ❖ Ultra-thin and stronger steel sheets
  - ❖ Tax advantage
  - ❖ Shorter lead times → Faster Delivery

Unique Competitor in Niche Market

- CPSL is the ONLY Chinese manufacturer producing
  High-Carbon Cold-Rolled steel with
  - Width greater than 1000 mm - up to 1700mm
  - More than 2.5mm in thickness - up to 7.5 mm

  Domestic competitors: Longteng Precision Strip and Chaoyang focus on
  - Low Carbon Cold-Rolled steel with maximum width of 400mm

- Advanced technology creates high barriers to entry
- Dedicated R&D efforts to launch new products targeted to new segments, customers and markets
- CPSL usually prices its product at a 5-10% discount to the imported product with a 30–to 40 day advantage in delivery times

Management Team

Wo Hing Li, Chairman

- Chairman and Executive Director since July 2002
- Non-Executive Director of China Petrotech Holdings Limited
- Master Degree in Business Administration, Murdoch University of Australia
- PhD in Management, the University of International Business & Economics of China and the European University of Ireland

Hai Sheng Chen, General Manager, Senior Engineer

- Co-founder of China Precision Steel
- Executive MBA Degree, China Europe International Business School
- Bachelors Degree in Metallic Pressure Processing, Beijing University of Science and Technologies

Leada Tak Tai Li, Chief Financial Officer

- Assistant to Chairman at STAR Pharmaceutical Limited
- Audit assistant at KPMG, Hong Kong
- Investment Analyst at Suez Asia Holdings (HK) Limited
- Bachelor with dual major in Accounting and Finance, University of Melbourne in Australia
- Master of Science Degree in Accounting and Finance, Napier University, United Kingdom

Revenue Growth



Revenues (in US$ millions)
4 yr. CAGR 50%
$17.42
$53.15
$34.88
$53.96
$87.70
2004
2005
2006
2007
2008

Rising Gross Profit, High Margins



$24
$16
$8
$0
40%
20%
0%
4 yr. CAGR 117%
5.8%
14.3%
28.6%
27.9%
25.6%
$1.01
$7.58
$10.00
$15.03
$22.50
2004
2005
2006
2007
2008
Gross Profit ($M)
Gross Margin

Rising Net Income



$16
$12
$8
$4
$0
3 yr. CAGR 247%
$0.20
$6.03
$8.41
$8.30
$7.41
$12.69
2004
2005
2006
2007
9 mos 2007
9 mos 2008
Net Income ($M)

Select Balance Sheet Data

In $millions	03/31/2008	06/30/2007
Cash and Equivalents	$14.30	$5.50
Current Assets	$107.25	$41.34
Total Assets	$157.22	$82.16
Current Liabilities	$46.09	$26.76
Long-term Liabilities	$0.00	$6.88
Shareholders' Equity	$111.13	$51.10

Investment Highlights



- Rapidly growing niche segment
- Building leading domestic market position
- Developing leading brand in China
- Expanding manufacturing capacity
- Experienced management team
- Expanding to international markets
- Patent protected technology

Contact Information

China Precision Steel, Inc.
Dan Carlson
415-460-1165

Leada Li, CFO
123 Lao Dong Road, Xuhang County
Jiading District
Shanghai, 201809
Phone: +86 21 5994 8500
E-mail: LeadaLi@biznetvigator.com
Web Site: www.chinaprecisionsteelinc.com

Elite Investor Relations
Leslie Richardson
Hong Kong
Phone 852-3183 0283
E-mail: leslie.richardson@elite-ir.com
Web Site: www.elite-ir.com

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